Exhibit 10.31

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (the “Fifth Amendment”) dated as of March 19, 2004, by and among BEARINGPOINT, INC. (formerly known as KPMG Consulting, Inc.), a Delaware corporation (the “Borrower”), the Guarantors, the Banks, and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent.

W I T N E S S E T H:

WHEREAS, the parties hereto are parties to that certain Credit Agreement dated as of May 29, 2002 (as previously and hereafter amended, supplemented, restated or modified, the “Credit Agreement”) by and among the Borrower, the Banks, the Guarantors, and PNC Bank, National Association, as Administrative Agent, and desire to further amend the terms thereof as set forth herein; and

WHEREAS, the parties to the Credit Agreement desire to amend the Credit Agreement as set forth herein; and

WHEREAS, defined terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1.	Amendments to the Credit Agreement.

The parties hereby amend the Credit Agreement as follows:

A.	Amendments to Section 1.1—Definitions.

(i) Existing Definitions (Section 1.1).

The definition of “EBITDA” contained in Section 1.1 of the Credit Agreement is hereby amended and restated to read as follows:

“EBITDA for any Person during any period of determination shall mean the net income of such Person,

plus

(A) the sum of the following items to the extent deducted in arriving at such net income: (i) depreciation, (ii) amortization, (iii) interest expense, (iv) income tax expense, (v) for computations which include the quarter ending September 30, 2003 and/or December 31, 2003, the Lease Termination Charges (in an amount not to exceed $75,000,000 in the aggregate for both such quarters), (vi) non-cash compensation expense recorded in connection with the issuance by the Borrower of shares of its common stock to key employees of acquired businesses pursuant to pre-acquisition commitments made by the Borrower to issue such shares to such employees in an amount not to exceed $3,500,000 during any fiscal quarter, (vii) any non-cash expense recorded in connection with the issuance of stock options to employees (in the event that GAAP should require that such expenses be deducted from net income), and (viii) the lesser of (a) the Fourth Quarter 2003 Non-Cash Goodwill Impairment Charge, or (b) $140,000,000.

minus

(B) for computations including the quarter ended December 31, 2003 or any subsequent quarters, the positive excess of cash rental payments over rental expense.

(ii) New Definitions (Section 1.1).

The following new definitions are hereby added to Section 1.1:

“Fourth Quarter 2003 Non-Cash Goodwill Impairment Charge shall mean a one-time non-cash charge to goodwill recorded by the Loan Parties in the quarter ending December 31, 2003 (and not in any prior or subsequent quarter).”

B. Annual Financial Statements (Section 7.3.2).

The first sentence of Section 7.3.2 [Annual Financial Statements] is hereby amended and restated to read as follows:

“The following financial statements and related documents (described in clauses (1) and (2) below (collectively the Annual Financial Reports”) as soon as available and in any event within the time periods specified in clauses (A) or (B) below, as applicable (1) financial statements of the Borrower consisting of a consolidated balance sheet as of the end of such fiscal year, and related consolidated statements of income, stockholders’ equity and cash flows for the fiscal year then ended, all in reasonable detail and setting forth in comparative form the financial statements as of the end of and for the preceding fiscal year, and certified by independent certified public accountants of nationally recognized standing satisfactory to the Administrative Agent and (2) an unaudited consolidated income statement for the Loan Parties (excluding all Subsidiaries of the Borrower which are not Loan Parties) for the fiscal year then ended, such Annual Financial Reports shall be due (A) in the case of the Annual Financial Reports for Borrower’s fiscal year ended December 31, 2003, one hundred and five (105) days after such fiscal year end, and (B) in the case of the Annual Financial Reports for each fiscal year of the Borrower ended after December 31, 2003, ninety (90) days after the such fiscal year end (it is acknowledged that the annual Compliance Certificate and list of insurance described in Sections 7.3.3 and 7.3.4 shall be delivered concurrently with such Annual Financial Reports (as provided in such Sections).”

2.	Representations, Warranties and covenants.

The Loan Parties hereby represent, warrant and covenant to the Banks as follows:

(a) The representations and warranties of Loan Parties contained in the Credit Agreement are true and correct on and as of the date hereof with the same force and effect as though made by the Loan Parties on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date in which case such representations and warranties are true and correct as of such date; and

(b) The Loan Parties are in compliance with all terms, conditions, provisions, and covenants contained in the Credit Agreement; and the execution, delivery, and performance of this Fifth Amendment have been duly authorized by all necessary corporate action, require no governmental approval, and will not contravene, conflict with, nor result in the breach of any law, charter, articles, or certificate of incorporation, bylaws, or agreement governing or binding upon the Loan Parties or any of their property; and no Event of Default or Potential Default has occurred and is continuing or would result from the making of this Fifth Amendment.

2.	Conditions to Effectiveness.

A.	Conditions to Effectiveness

This Fifth Amendment shall be effective upon completion of the following conditions precedent which shall be the date of this Amendment:

(i) Execution. The Required Banks, the Administrative Agent, the Borrower and the other Loan Parties shall have executed and delivered to the Administrative Agent signature pages hereto by counterpart or otherwise.

(ii) Fee. The Borrower shall pay to the Agent for the benefit of each Bank which executes and delivers the signature page to the Agent’s (or its counsel as instructed by the Agent) by 3:00 pm (EST) on March 19, 2004 a fee of .10% times the amount of such Bank’s Commitment.

(iii) Opinion. Counsel for the Loan Parties (which may be David R. Schwiesow, Deputy General Counsel of the Borrower) shall have delivered an opinion in a form acceptable to the Administrative Agent confirming the authorization, execution, delivery and enforceability of this Amendment by or against the Loan Parties.

3.	Amendment.

Any reference to the Credit Agreement or other Loan Documents in any document, instrument, or agreement shall hereafter mean and include the Credit Agreement or such Loan Document, including exhibits thereto, as amended hereby. In the event of any irreconcilable inconsistency between the terms or provisions hereof and the terms or provisions of the Credit Agreement or such Loan Document, including such exhibits, the terms and provisions hereof shall control.

4.	Force and Effect.

The Loan Parties reconfirm, restate, and ratify the Credit Agreement and all other documents executed in connection therewith and the Loan Parties confirm that all such documents have remained in full force and effect since the date of their execution except to the extent that the Credit Agreement is expressly modified by this Fifth amendment.

Governing Law.

This Fifth Amendment shall be deemed to be a contract under the laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to its conflict of laws principles.

Counterparts.

This Fifth Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE 1 OF 15 TO FIFTH AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

BORROWER:
BEARINGPOINT, INC. (formerly known as KPMG Consulting, Inc.)

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

GUARANTORS:
BEARINGPOINT, LLC

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

BEARINGPOINT ISRAEL, LLC

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

SOFTLINE ACQUISITION CORP.

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

BEARINGPOINT GLOBAL OPERATIONS, INC.

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

[SIGNATURE PAGE 2 OF 15 TO FIFTH AMENDMENT TO CREDIT AGREEMENT]

SOFTLINE CONSULTING & INTEGRATORS, INC.

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

I2 MIDATLANTIC LLC

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

I2 NORTHWEST LLC

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

OAD ACQUISITION CORP.

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

BEARINGPOINT TECHNOLOGY PROCUREMENT SERVICES, LLC

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

[SIGNATURE PAGE 3 OF 15 TO FIFTH AMENDMENT TO CREDIT AGREEMENT]

OAD GROUP, INC.

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

METRIUS, INC.

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

PEATMARWICK, INC.

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

BEARINGPOINT ENTERPRISE HOLDINGS, LLC

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

BEARINGPOINT GLOBAL DE, LLC

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

BEARINGPOINT INTERNATIONAL, INC.

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

[SIGNATURE PAGE 4 OF 15 TO FIFTH AMENDMENT TO CREDIT AGREEMENT]

BEARINGPOINT SOUTH PACIFIC, LLC

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

BEARINGPOINT AMERICAS, INC.

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

BEARINGPOINT BG, LLC

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

PELOTON HOLDINGS, L.L.C.

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

[SIGNATURE PAGE 5 OF 15 TO FIFTH AMENDMENT TO CREDIT AGREEMENT]

BEARINGPOINT EUROPEAN HOLDINGS, LLC

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

BEARINGPOINT SOUTHEAST ASIA, LLC

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

BEARINGPOINT RUSSIA, LLC

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

BEARINGPOINT USA, INC.

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

BEARINGPOINT PUERTO RICO, LLC

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

BEARINGPOINT INTERNATIONAL I, INC.

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

BEARINGPOINT INTERNATIONAL II, INC.

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

[SIGNATURE PAGE 6 OF 15 TO FIFTH AMENDMENT TO CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By:	/s/ Illegible

Title:	Vice President

[SIGNATURE PAGE 7 OF 15 TO FIFTH AMENDMENT TO CREDIT AGREEMENT]

JPMORGAN CHASE BANK individually and as Documentation Agent

By:	/s/ T. David Short

T. David Short
Title:	Vice President

[SIGNATURE PAGE 8 OF 15 TO FIFTH AMENDMENT TO CREDIT AGREEMENT]

BARCLAYS BANK PLC, individually and as Syndication Agent

/s/ Nicholas Bell

By:	Nicholas Bell
Title:	Director

[SIGNATURE PAGE 9 OF 15 TO FIFTH AMENDMENT TO CREDIT AGREEMENT]

SOCIÉTÉ GÉNÉRALE

By:	/s/ DAVID GRANT

DAVID GRANT
Title:	Managing Director

[SIGNATURE PAGE 10 OF 15 TO FIFTH AMENDMENT TO CREDIT AGREEMENT]

SUNTRUST BANK, individually and as the Co-Agent

By:	/s/ Illegible

Title:	AVP

[SIGNATURE PAGE 11 OF 15 TO FIFTH AMENDMENT TO CREDIT AGREEMENT]

BANK OF AMERICA, N.A., individually and as Documentation Agent

By:	/s/ Robert Mauriello

Robert Mauriello
Title:	Principal

[SIGNATURE PAGE 12 OF 15 TO FIFTH AMENDMENT TO CREDIT AGREEMENT]

THE NORTHERN TRUST COMPANY

By:	/s/ ERIC DYBING

ERIC DYBING
Title:	SECOND VICE PRESIDENT THE NORTHERN TRUST COMPANY

[SIGNATURE PAGE 13 OF 15 TO FIFTH AMENDMENT TO CREDIT AGREEMENT]

WESTPAC BANKING CORPORATION

By:	/s/ Richard Batten

Title:	Richard Batten, Assistant Vice President

[SIGNATURE PAGE 14 OF 15 TO FIFTH AMENDMENT TO CREDIT AGREEMENT]

MELLON BANK, N.A.

By:	/s/ J. Wade Bell

J. Wade Bell
Title:	Vice President

[SIGNATURE PAGE 15 OF 15 TO FIFTH AMENDMENT TO CREDIT AGREEMENT]

CITIBANK, N.A., individually and as Documentation Agent

By:	/s/ HUGO ARIAS

HUGO ARIAS
Title:	Vice President 388 Greenwich St./23rd Fl. New York, NY 10013 Tel: 212-816-5390